Deutsche Bank Leveraged Finance Conference September 30, 2014 Leigh Fox, CFO Chris Elma, Treasurer

This presentation and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason. Safe Harbor

This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non- GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of Adjusted EBITDA, net debt and free cash flow (including the Company’s definition of these terms) to comparable GAAP financial measures can be found in the earnings release on our website at www.cincinnatibell.com within the Investor Relations section. Non GAAP Financial Measures

 Reaffirming 2014 guidance for Core Business (excluding Wireless)  Capitalizing on our success and future investments continue to be success based  Value creation will increase with both profit acceleration and multiple expansion  Our plans for monetizing our investment in CyrusOne remain unchanged  We are committed to our target leverage of less than 3.0x Cincinnati Bell – Key Takeaways We are creating a company with unparalleled fiber assets, growing revenues, growing profits, a healthy balance sheet, and strong sustainable cash flows!

 140 years of Industry Leadership and Innovation  Diversified Portfolio of strategic products  Clear “right to win” in Cincinnati Fioptics video subs: 83K Broadband subs: 270K Access lines: 506K Fiber route miles: 6,100 Sites lit with fiber: 5,200 2013 Customer Channel Mix 2013 Product Mix by Revenues 38% 27% 14% 13% 7% 2% Data Voice - Local Service Managed and Professional Services Long Distance and VoIP Entertainment Other Wireline Consumer 37% Business 63% Graphs exclude Wireless segment and IT equipment distribution Cincinnati Bell - Today

Cincinnati Bell – The New Era Our objective is to transform Cincinnati Bell into a company with Growing Revenue, Growing Profits, Significant Sustainable Free Cash Flows, and a Healthy Balance Sheet We are making good progress on our initiatives… 1 – Entered agreement to sell our Wireless spectrum and certain assets to Verizon valued at $210 million. 2 – Sold 16 million shares of CyrusOne for $356 million. Retained 44% ownership valued at $700 million. 3 – Investments in high demand strategic products are driving strong revenue growth offsetting declines in the company’s legacy copper based products.

2010 2011 2012 2013 2014 $28 $47 $68 $101 $140 Accelerating the Fiber Transformation Key Drivers  Fiber is a superior long-term asset  Financial and operational success  Progressive change in customer expectations for bandwidth  Unique competitive advantage  Strategy based on strong ROI Fioptics Revenue Forecast Accelerating our Fioptics investment will result in a significant increase in data subscribers and elevated levels of data and voice ARPU, which combined drive the resulting higher revenue and EBITDA

Focused on deleveraging….  Net debt has decreased approximately $700 million since 2012  In substance – Wireless proceeds are funding the Fiber Acceleration - EFFICIENT USE OF CASH: Proceeds will be used to repay 8.75% sub notes and we will draw on our Credit Facility when needed at a rate ~ 4.00% - ADDITIONAL INTEREST SAVINGS OF ~ $5 MILLION IN 2015 Net Debt Dec - 12 $0 $1,000 $2,000 $3,000 Dec – 13 June - 14 Dec - 14 Dec - 15 $’s in millions $0 $50 $100 $150 $200 $250 Interest Expense $’s in millions 2012 2013 2014 2015 Interest savings of $25 million

Wireline revenue of $185 million • Demand for strategic products resulted in a 2% year-over-year increase in revenue • Adjusted EBITDA of $83 million as margins remained strong at 45% Strategic revenue of $107 million, up 23% • Fioptics revenue totaled $34 million, up 44% • Strategic revenue for business customers increased by 16% Strong Adjusted EBITDA of $100 million • Operating income for the quarter totaled $36 million • Net income of $114 million resulted in diluted earnings per share of $0.53. Sold 16 million CyrusOne partnership units • Cash proceeds of $356 million resulting in a gain of $193 million • Effectively own 44% of CyrusOne, valued at $709 million on June 30, 2014 Second Quarter Highlights

Certain 2014 Free Cash Flow Items • One time shutdown costs associated with spectrum sale and closing down the Wireless business. • One time transitional cost associated with IT outsourcing project. Free cash flow results are in-line with expectations. Q2 2014 YTD 2014 Adjusted EBITDA 100$ 206$ Interest Payments (41) (78) Capital Expenditures (42) (75) Pension and OPEB Payments (8) (16) Dividends from CyrusOne 9 16 Working Capital and Other - (26) Free Cash Flow 18$ 27$ Free Cash Flow (in millions) • Capital expenditures range: $180-190 million • Interest Payments of approximately $150 million • Pension and OPEB payments of approximately $45 million • CyrusOne dividends of approximately $30 million • Minimal cash taxes Potential Headwinds

In millions Cash and cash equivalents 347$ Cash used to repay 8 3/4% Senior Subordinated Notes due 2018 (325) Capacity under Corporate credit facility 150 Capacity under Receivables facility - 172$ Liquidity at June 30, 2014 Liquidity Position  Board of Directors requires a minimum $100M in liquidity

Financing the Acceleration

Leverage targets have NOT changed, amendments offer short term flexibility for success based investments

Capital Expenditures



Allows Incremental Capex
Accelerated Plan
Current Requirement
Proposed Amendment
2015
2016
2017

Secured Leverage



Accelerated Plan
Current Requirement
Proposed Amendment
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2015
2016
2017

Total Leverage



Accelerated Plan
Current Requirement
Proposed Amendment
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2015
2016
2017

Cincinnati Bell℠

Amendment Summary Existing Proposed Amendment Wireless Business: • Prohibits sale-leaseback transactions on any portion of the Wireless Assets • N/A • N/A • Allow sale-leaseback transactions in order to allow continued use of certain assets and facilitate wind-down of CBB Wireless operations after sale of assets to Verizon • Allow wireless tower lease obligations to be moved into unrestricted subsidiary with up to $35 million of future funding carved out of Investments covenant • Clarify / Confirm all costs associated with Wireless shutdown are permitted add-backs Required Lender Votes – Amendment 1 Existing Proposed Amendment Incremental Facilities: • $50 million, subject to 2.50x Senior Secured Leverage • Requires any incremental to be a separate tranche • $300 million, subject to 3.50x Senior Secured Leverage • Allow either separate tranche or increase to an existing tranche Other: • Any net cash proceeds of a disposition prepayment event placed in a deposit account shall not constitute cash on hand nor shall it be taken into account in the calculation against Consolidated Funded Indebtedness for Leverage Covenant purposes • Allow restricted cash from capital stock of Cyrus One or CyrusOne LP sales to be netted against Consolidated Funded Indebtedness for Leverage Covenant purposes Required Lender Votes – Amendment 2

Amendment Summary (cont'd)

Revolver Lender and Tranche Voting

Financial Covenants: (Revolver Lender Vote)

Existing

- Total Leverage Ratio:

Fiscal Qtr Ending	Max. Total Leverage Ratio
Closing – Dec. 31, 2013	7.00x
Mar. 31, 2014 – Dec. 31, 2014	6.50x
Mar. 31, 2015 – Dec. 31, 2015	6.00x
Mar. 31, 2016 – Dec. 31, 2016	5.00x
Mar. 31, 2017 - thereafter	4.00x

- Senior Secured Leverage Ratio of 3.00x
- Capital Expenditures:

Fiscal Year	Capex Amount
2013	$220 million
2014	$210 million
2015	$190 million
2016	$195 million
2017 and thereafter	$140 million

Up to $20 million may be carried over if not expended in the permitted fiscal year

Proposed Amendment

- Total Leverage Ratio:

Fiscal Qtr Ending	Max. Total Leverage Ratio
Jun. 30, 2014 – Mar. 31, 2016	7.00x
Jun. 30, 2016 – Dec. 31, 2016	6.50x
Mar. 31, 2017 – Sep. 30, 2017	6.00x
Dec. 31, 2017 – Jun. 30, 2018	5.50x
Sep. 30, 2018 - thereafter	5.00x

Once the aggregate Net Cash Proceeds from the sale or other Disposition of the Capital Stock of CyrusOne or CyrusOne LP exceeds $300 million, the Total Leverage Ratio will step down 0.5x in each tier

- Senior Secured Leverage Ratio of 3.50x
- Capital Expenditures:

Fiscal Year	Capex Amount
2015	$285 million
2016	$300 million
2017	$165 million
2018 and thereafter	$160 million

Up to $50 million may be carried over if not expended in the permitted fiscal year

Mandatory Prepayments From CONE & Wireless Sales: (Tranche Vote)

Existing

- Must be less than 2.75x Senior Secured Leverage in order to use proceeds to repay Senior or Subordinated Notes
- Must utilize CONE and Wireless proceeds to repay debt, with no reinvestment rights, when leverage is greater than 4.0x

Proposed Amendment

- Increase Senior Secured Leverage test governing use of CONE and Wireless proceeds for Note prepayment to 3.25x (1/4 turn inside maintenance test)
- Allow CONE and Wireless proceeds to be reinvested in Capex, and limited to $350 million

Cincinnati Bell℠